MICROCHIP TECHNOLOGY INCORPORATED
                       1997 NONSTATUTORY STOCK OPTION PLAN

                                NOVEMBER 10, 1997

                                    ARTICLE I

     1.1. PURPOSES OF THE PLAN. The purposes of this Nonstatutory Stock Option Plan are:

         o to attract and retain the best available personnel for positions of substantial responsibility;

         o to provide additional incentive to Employees and Consultants, and

         o        to promote the success of the Company's business.

     Options granted under the Plan will be Nonstatutory Stock Options.

     1.2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or the Employee Committee as shall be administering the Plan, in accordance with Section 1.4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) Common Stock" means the common stock, par value $0.001 per share, of the Company.

          (f) "Company" means Microchip Technology Incorporated, a Delaware corporation.

          (g) "Consultant" means any person, including an advisor but not including Directors, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (h) "Director" means a member of the Board.
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          (i)  "Disability"  means total or permanent  disability  as defined in
     Code Section 22(e)(3).

          (j) "Employee" means any person, excluding Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "Employee Committee" means a committee of Directors appointed by the Board in accordance with Section 1.4 of the Plan.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the market trading day on the date of determination or the closing sales price on the last market trading day prior to the date of determination if there is no reported closing sales price on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
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          (o) "Officer"  means a person who is an officer of the Company  within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder or who is otherwise considered an "officer" under applicable NASD or stock exchange rules.

          (p) "Option" means a nonstatutory stock option granted pursuant to the Plan, that is not intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

          (q) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (r) "Optioned Stock" means the Common Stock subject to an Option.

          (s) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (t) "Parent" means "parent corporation," whether now or hereafter existing, as defined in Code Section 424(e).

          (u) "Plan" means this 1997 Nonstatutory Stock Option Plan.

          (v) "Service Provider" means an Employee or Consultant.

          (w) "Share" means a share of the Common Stock, as adjusted in accordance with Section 1.3(b), 2.2 and 2.3 of the Plan.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Code Section 424(f).

     1.3. STOCK SUBJECT TO THE PLAN.

          (a) Reservation of Shares; Unpurchased Shares. Subject to the provisions of Sections 1.3(b), 2.2 and 2.3 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock including shares repurchased by the Company on the open market.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

          If Shares otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding Option, then the number of Shares available for issuance shall be reduced by the gross number of Shares for which the Option is exercised, and not by the net number of Shares actually issued to the Optionee.
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          (b) Adjustments for Organic Changes.  Should any change be made to the
     Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and price per share in effect under each Option outstanding under the Plan. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options. The adjustments determined by the Board shall be final, binding and conclusive.

     1.4. ADMINISTRATION OF THE PLAN.

          (a) Administration of the Plan. The Plan shall be administered by the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power, in whole or in part, to administer the Plan. Unless otherwise required by law, decisions among members of an Administrator shall be by majority vote.

          (b) Term on Committee. Members of the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board at any time may terminate the functions of the Employee Committee and reassume all powers and authority previously delegated to the Employee Committee.

          (c) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

               (i)    to determine the Fair Market Value of the Common Stock;

               (ii) to select the Service Providers to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi)   to determine the terms and  conditions,  not  inconsistent
                      with  the  terms  of  the  Plan,   of  any  award  granted
                      hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when
                      Options   may  be   exercised   (which  may  be  based  on
                      performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction
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                      or limitation regarding any Option or the shares of Common
                      Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 3.1(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan as provided in Section 2.1(g);

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or previously granted by the Administrator;

               (xii) to determine the terms and restrictions applicable to Options;

               (xiii) to allow Optionees to satisfy  withholding tax obligations as provided in Section 3.2; and

               (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (d) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

          (e)   Indemnification.   In   addition   to  such   other   rights  of
     indemnification as they may have, the members of each Administrator shall be indemnified and held harmless by the Company to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any such member thereof may be party, by reason of any action taken or failed to be taken, under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.
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     1.5.  ELIGIBLE  PERSONS UNDER THE PLAN. The persons eligible to participate in the Plan are Employees and Consultants.


                                   ARTICLE II
                                  OPTION GRANTS

     2.1. TERMS AND CONDITIONS OF OPTIONS.

          (a) General. Options granted to eligible persons pursuant to the Plan shall be authorized by action of the Administrator. Each granted Option shall be evidenced by one or more instruments in the form approved by the Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below.

          (b) Option Price. The Option price per Share shall be fixed by the Administrator and shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          (c) Payment of Option Price. The Option price shall become immediately due upon exercise of the Option and shall be payable in one of the following alternative forms specified below:

               (i) full payment in cash or check drawn to the Company's order;

               (ii) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

                      For purposes of this Section 2.1(c), the Exercise Date shall be the date on which written notice of the Option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the Option, payment of the Option price for the purchased Shares must accompany such notice.

          (d) Term and Exercise of Options. Each Option granted under the Plan shall be exercisable at any time or times and during such period as is determined by the Administrator and
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     set forth in the instrument evidencing the grant. No such Option,  however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death.

          (e) Termination of Service. The following provisions shall govern the exercise period applicable to any outstanding Options held by the Optionee at the time of cessation of Service or death:

               (i) Should an Optionee cease Service for any reason (including Disability but not including death) while holding one or more outstanding Options under the Plan, then none of those Options shall (except to the extent otherwise provided pursuant to Section 2.1(f) below) remain exercisable for more than a ninety (90) day period (or such shorter or longer period determined by the Administrator and set forth in the instrument evidencing the grant, but not to exceed twelve (12) months) measured from the date of such cessation of Service.

               (ii) Any Option held by the Optionee under the Plan and exercisable in whole or in part on the date of said Optionee's death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of six months following the date of Optionee's death or the specified expiration date of the Option term. Upon the occurrence of the earlier event, the Option shall terminate and cease to be outstanding.

               (iii) Under no circumstances, however, shall any such Option be exercisable after the specified expiration date on the Option term.

               (iv) During the applicable post-Service exercise period, the Option shall not be exercisable for more than the number of shares (if any) in which the Optionee is vested at the time of Optionee's cessation of Service (less any Option Shares subsequently purchased by the Optionee prior to death). Upon the expiration of the limited post-Service
                      exercise   period  or  (if  earlier)  upon  the  specified
                      expiration date of the Option term, each such Option shall terminate and cease to be outstanding with respect to any vested shares for which the Option has not otherwise been
                      exercised.   However,   each   outstanding   Option  shall
                      immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the Option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.
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               (v)    Should  (A)  the  Optionee's  service  be  terminated  for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or
                      (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event all outstanding Options held by the Optionee under the Plan shall terminate immediately and cease to be outstanding.

          (f) Discretion to Accelerate Vesting. The Administrator shall have complete discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to permit one or more Options held by the Optionee under this Plan to be exercised, during the limited post-Service exercise period applicable under Section 2.1(e) above, not only with respect to the number of vested shares of Common Stock for which each such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the Option would otherwise have become exercisable had such cessation of Service not occurred.

          (g) Discretion to Extend Exercise Period. The Administrator shall also have full power and authority to extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section 2.1(e) above to such greater period of time as the Administrator shall deem appropriate. In no event, however, shall such Option be exercisable after the specified expiration date of the Option term.

          (h)  Definitions.  For purposes of the  foregoing  provisions  of this
     Section 2.1 and for all other purposes under the Plan:

               (i) The Optionee shall (except to the extent otherwise specifically provided in the applicable Option Agreement) be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Company (or any Parent or Subsidiary) in the capacity of an Employee or a Consultant.

               (ii) The Optionee shall be considered to be an Employee for so long as Optionee remains in the employ of the Company or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          (i) Stockholder Rights. An Optionee shall have no stockholder rights with respect to any Shares covered by the Option until such individual shall have exercised the Option and paid the Option price for the purchased Shares.
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     2.2. CORPORATE TRANSACTIONS.

          (a) Definition. For purposes of this Plan, any of the following stockholder approved transactions to which the Company is a party shall be considered a "Corporate Transaction":

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated,

               (ii)   the  sale,   transfer  or  other  disposition  of  all  or
                      substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

          (b) Acceleration of Option. Upon the stockholder approval of a Corporate Transaction, each Option which is at the time outstanding under the Plan shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of such shares. However, an outstanding Option under the Plan shall not so accelerate if and to the extent: (A) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (B) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option, or (C) the acceleration of such Option is subject to other limitations imposed by the Administrator at the time of the option grant. The determination of option comparability under clause
     (A) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

          (c) Termination of Operations. Upon the consummation of the Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          (d) Adjustments on Assumption or Continuation. Each outstanding Option
     under  the  Plan  which  is  assumed  in  connection   with  the  Corporate
     Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Option holder, in consummation of such Corporate Transaction, had such person exercised the Option
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     immediately prior to such Corporate  Transaction.  Appropriate  adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          (e) Discretion to Accelerate. The Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding Options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at the time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

          (f) Plan Not to Affect Company. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     2.3. CHANGE IN CONTROL.

          (a) Definition. For purposes of this Plan, a Change in Control shall be deemed to occur in the event:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934
                      Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

               (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
                      (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          (b) Discretion to Accelerate. The Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding Options under the Plan upon the occurrence of the Change in Control. The Administrator shall
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     also  have  full  power  and   authority  to  condition   any  such  option
     acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

          (c) Exercise Rights. Any Options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option term.

                                   ARTICLE III
                                  MISCELLANEOUS

     3.1. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     3.2 TAX WITHHOLDING.

          (a) General. The Company's obligation to deliver Shares of Common Stock upon the exercise of Options for such Shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

          (b) Shares to Pay for Withholding. An Administrator may, in its discretion and in accordance with the provisions of this Section 3.2(b) and such supplemental rules as the Administrator may from time to time adopt, provide any or all holders of Options under the Plan with the right to use Shares in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such Optionees in connection with the exercise of their Options (the "Taxes"). Such right may be provided to any such Optionee in either or both of the following formats:

               (i) Stock Withholding. The Optionee may be provided with the election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Option, a portion of these Shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               (ii) Stock Delivery. The Administrator may, in its discretion, provide the Optionee with the election to deliver to the Company, at the time the Option is exercised,
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
                      one or more Shares previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such Option exercise (not to exceed one hundred percent (100%)) designated by the Optionee.

     3.3 EFFECTIVE DATE AND TERM OF PLAN. The Plan is effective as of November 10, 1997 (the "Effective Date"). It shall continue in effect for ten (10) years, unless sooner terminated under Section 3.1 of the Plan.

     3.4. USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of Shares pursuant to Option grants under the Plan shall be used for general corporate purposes.

     3.5. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          (c) Securities Registration. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

          (d) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     3.6. NO EMPLOYMENT/SERVICE RIGHTS. Neither the action of the Company in establishing the Plan, nor any action taken by the Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any Parent or Subsidiary) for any period of specific duration, and the Company (or any Parent or Subsidiary retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     3.7. MISCELLANEOUS PROVISIONS.

          (a) Assignment. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or other Option holder. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

          (b) Choice of Law. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Arizona, as such laws are applied to contracts entered into and performed in such State.

          (c) Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its shares of Common Stock, stock awards or issuances, or any other type of award or issuance. To the extent permitted by applicable law, any such other option, warrants, issuance, or awards may be issued by the Company other than pursuant to this Plan, without shareholder approval.


          EXECUTED as of the 10th day of November, 1997.

                                MICROCHIP TECHNOLOGY INCORPORATED,
                                a Delaware corporation


                                By /s/ Steve Sanghi
                                  ----------------------------------------------
                                       Steve Sanghi
                                       Its: Chairman of the Board, President and
                                       Chief Executive Officer

Attested by:


/s/ C. Philip Chapman
-------------------------------
C. Philip Chapman
Secretary


/s/  Mary Simmons-Mothershed
-------------------------------
Mary Simmons-Mothershed
Assistant Secretary
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